THIRD AMENDMENT TO

Loan and security agreements

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENTS (this “Amendment”) is entered into this 13th of November, 2012, by and among (i) deltathree, Inc., a Delaware corporation, Delta Three Israel, Ltd., an Israeli company, and DME Solutions, Inc., a New York corporation (jointly and severally, the “Borrower”), and (ii) D4 Holdings, LLC, a Delaware limited liability company (“Lender”).

Recitals

A.           Lender and Borrower have entered into (i) that certain Loan and Security Agreement dated as of March 1, 2010 (as amended to date and as may be further amended, modified, supplemented or restated, the “First Loan Agreement”), (ii) that certain Second Loan and Security Agreement dated as of August 10, 2010 (as amended to date and as may be further amended, modified, supplemented or restated, the “Second Loan Agreement”), (iii) that certain Third Loan and Security Agreement dated as of March 2, 2011 (as amended to date and as may be further amended, modified, supplemented or restated, the “Third Loan Agreement”), and (iv) that certain Fourth Loan and Security Agreement dated as of September 12, 2011 (as amended to date and as may be further amended, modified, supplemented or restated, the “Fourth Loan Agreement”). The First Loan Agreement, the Second Loan Agreement, the Third Loan Agreement and the Fourth Loan Agreement, together with the promissory notes evidencing Borrower’s obligations thereunder, are referred to collectively as the “Existing Loan Agreements.” Lender has extended credit to Borrower for the purposes permitted in the Existing Loan Agreements.

B.           Borrower is delinquent in the payment of interest under the Existing Loan Agreements in the aggregate amount of $549,265, and the individual amount of such delinquent interest payments is set forth for each of the Existing Loan Agreements in Schedule A hereto (such amounts are referred to herein as the “Delinquent Amounts”). At the request of Borrower, Lender has agreed to add the Delinquent Amounts to the outstanding principal amount under each respective Existing Loan Agreement as set forth in Schedule A hereto.

C.           At the request of Borrower, Lender has agreed to amend the Existing Loan Agreements to extend the maturity date for the repayment of principal thereunder.

D.           In partial consideration for the amendment to the Existing Loan Agreements as set forth herein, Borrower has agreed to (i) grant to Lender a warrant to purchase up to 10,000,000 shares of Borrower’s common stock and (ii) amend the exercise price of warrants to purchase Borrower’s common stock held by Lender.

E.           Lender is willing to so amend the Existing Loan Agreements, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Existing Loan Agreements.

2.           Amendments to Existing Loan Agreements. The Existing Loan Agreements are hereby amended as follows:

2.1           Section 9(k) of the First Loan Agreement is hereby amended to read in its entirety as follows:

“(k)           “Maturity Date” means January 2, 2014.”

2.2           Section 10(o) of the Second Loan Agreement is hereby amended to read in its entirety as follows:

“(o)           “Maturity Date” means January 2, 2015.”

2.3           Section 9(n) of the Third Loan Agreement is hereby amended to read in its entirety as follows:

“(n)           “Maturity Date” means January 2, 2016.”

2.4           Section 9(k) of the Fourth Loan Agreement is hereby amended to read in its entirety as follows:

“(k)           “Maturity Date” means January 2, 2016.”

3.	Delinquent Interest Amounts Added to Principal; Acknowledgment of Loan Balances.

3.1           Effective as of the date of this Amendment, the principal amount owed by Borrower to Lender under each of the Existing Loan Agreements shall be increased by the respective Delinquent Amount set forth on Schedule A hereto.

3.2           Lender hereby waives any event of default under the Existing Loan Agreements arising from the failure of Borrower to timely pay the Delinquent Amounts prior to the date hereof in accordance with the terms of the Existing Loan Agreements.

3.3           Each of Borrower and Lender hereby acknowledge and agree that the outstanding principal amount under each of the Existing Loan Agreements as of the date hereof (before and after giving effect to Section 3.1 hereof) are as set forth on Schedule A hereto.

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3.4           Each promissory note evidencing loan advances made pursuant to the Existing Loan Agreements (collectively, the “Promissory Notes”) is hereby amended to increase the principal sum thereof to the respective amounts set forth on Schedule A hereto. For purposes of clarification, Lender shall be under no obligation to make loan advances to Borrower in an amount exceeding the Maximum Principal Amount under any Existing Loan Agreement, notwithstanding that foregoing amendment may cause the principal sum of any Promissory Note to exceed the Maximum Principal Amount under such Existing Loan Agreement.

3.5           Each reference in each of the Existing Loan Agreements and their related Promissory Notes to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the respective Existing Loan Agreement and related Promissory Note, shall mean and be a reference to such Existing Loan Agreement or Promissory Note as modified and amended hereby.

4.	Limitation of Amendments.

4.1           This Amendment: (a) in no way shall be deemed to be a consent or an agreement on the part of Lender to waive any covenant, liability or obligation of Borrower or any third party or to waive any right, power, or remedy of Lender, except as expressly set forth herein; (b) in no way shall be deemed to imply a willingness on the part of Lender to grant any similar or other future waivers or to agree to any future consents, amendments or modifications to any of the terms and conditions of any of the Existing Loan Agreements; (c) shall not in any way, prejudice, limit, impair or otherwise affect any rights or remedies of Lender under the Existing Loan Agreements; (d) in no way shall obligate Lender to make any future waivers, consents or modifications to any of the Existing Loan Agreements or any other agreement; and (e) is not a continuing waiver with respect to any failure to perform any obligation by Borrower. Nothing in this Amendment shall constitute a satisfaction of Borrower’s obligations under any of the Existing Loan Agreements.

4.2           This Amendment shall be construed in connection with and as part of the Existing Loan Agreements and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Loan Agreements, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3           No course of dealing on the part of the Lender or any of its members, officers or representatives, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. The failure at any time to require strict performance by Borrower of any provision of the Existing Loan Agreements shall not affect any right of Lender thereafter to demand strict compliance and performance.

5.	Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

5.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Existing Loan Agreements are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

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5.2          Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Existing Loan Agreements, as amended by this Amendment;

5.3          The organizational documents of Borrower delivered to Lender on or before the date of this Amendment remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Existing Loan Agreements, as amended by this Amendment, have been duly authorized;

5.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Existing Loan Agreements, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6          The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Existing Loan Agreements, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

Borrower acknowledges and agrees that the representations and warranties set forth herein are material inducements to Lender to deliver this Amendment.

6.             Entire Agreement. This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter of this Amendment and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter of this Amendment.

7.            Headings. The headings in this Amendment are included for convenience of reference only and will be ignored in the construction or interpretation hereof.

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8.           Counterparts; Facsimile Signatures. This Amendment may be executed in one or more counterparts (including by facsimile signature), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

9.            Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Lender of this Amendment by each party hereto.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:		LENDER:

DELTATHREE, INC.		D4 HOLDINGS, LLC

		By:	Praescient, LLC, its Manager
By:	/s/ Effi Baruch
Name:	Effi Baruch
Title:	CEO and President	By:	/s/ Robert Stevanovski
		Name	Robert Stevanovski
		Title:	Manager
DELTA THREE ISRAEL, LTD.

By:	/s/ Effi Baruch
Name:	Effi Baruch
Title:	CEO and President

DME SOLUTIONS, INC.

By:	/s/ Effi Baruch
Name:	Effi Baruch
Title:	CEO and President

SCHEDULE A

Loan Agreement	Delinquent Interest Amount	Old Principal Balance	New Principal Balance (as of date of this Amendment)	New Principal Amount of Promissory Note
First Loan Agreement	$164,780	$1,200,000	$1,364,780	$1,364,780
Second Loan Agreement	$137,316	$1,000,000	$1,137,316	$1,137,316
Third Loan Agreement	$219,706	$1,600,000	$1,819,706	$1,819,706
Fourth Loan Agreement	$27,463	$200,000	$227,463	$327,463